UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 27, 2006


                         DINER'S ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


       000-21753                                           88-0263701
(Commission File Number)                    (IRS Employer Identification Number)


                            Scott Campbell, President
             7702 E Doubletree Ranch Suite 300, Scottsdale, AZ 85258
                    (Address of principal executive offices)


                                 (480) 905-5550
              (Registrant's telephone number, including area code)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 23, 2006 the Board of Directors accepted the resignation of Frank Holdraker from all positions except Chairman. Mr. Holdraker will remain the Company's Chairman.

Also on October 23, 2006 the Board of Directors appointed Scott Campbell to the positions of CEO, President, Secretary, and Treasure. Mr. Campbell will also remain CFO.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: October 27, 2006


                              Diner's Acquisition Corporation


                              By: /s/ Scott Campbell
                                 ----------------------------
                                 Scott Campbell, President